AdvanceDesigns Variable Annuity
SecureDesigns Variable Annuity
      Issued by Security Benefit Life Insurance Company

Supplement Dated December 20, 2004,
To Current Prospectus Dated May 1, 2004

Effective January 1, 2005, the charge for the 4-Year Alternate Withdrawal Charge Rider will change. This change does not affect Owners who purchased the Rider prior to that date. The Section, "Alternate Withdrawal Charge," found on page 9 and page 30 (page 33 of the SecureDesigns Prospectus) is deleted in its entirety and replaced with the following:

Alternate Withdrawal Charge  — This Rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules.

0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

The charge for this Rider is 0.70% if you select the 0-year schedule. The charge is 0.60% if you select the 4-year schedule and your Rider was issued on or after January 1, 2005. (The charge for the 4-year Alternate Withdrawal Charge Rider is 0.55% if your rider was issued prior to January 1, 2005.) If you purchase this Rider, the applicable withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased an Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal.

The expense table, page 10, is amended by deleting the reference to the Alternate Withdrawal Charge Rider under "Optional Rider Expenses" and replacing it with the following:

Alternate Withdrawal Charge Rider[3]	0-Year 4-Year	0.70% 0.60%
[3]The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

Please Retain This Supplement For Future Reference